Exhibit 99.2

EXECUTION VERSION

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of June 21, 2015, is by and among Danaher Corporation, a Delaware corporation (“Parent”), Satellite Acquisition Corp., a Virginia corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”), and each of the Persons set forth on Schedule A hereto (each, a “Stockholder”).

WHEREAS, as of the date hereof, each Stockholder (i) is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.01 per share (“Common Stock”), of the Company set forth opposite such Stockholder’s name on Schedule A (all such shares (including any share of Company Restricted Stock) set forth on Schedule A, together with any shares of Common Stock of the Company that are hereafter issued to or otherwise acquired or owned by any Stockholder prior to the termination of this Agreement being referred to herein as the “Subject Shares”) and (ii) directly or indirectly owns the number of Company Options, Company Restricted Stock and Company Restricted Stock Units set forth opposite such Stockholder’s name on Schedule A;

WHEREAS, Parent, Merger Sub and the Company intend to enter into an Agreement and Plan of Merger, dated as of the date hereof and as it may be amended from time to time (the “Merger Agreement”), which provides, among other things, for Merger Sub to commence a tender offer for all of the issued and outstanding Common Stock of the Company (the “Offer”) and the merger of the Company and Merger Sub (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement); and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required that each Stockholder, and as an inducement and in consideration therefor, each Stockholder (in such Stockholder’s capacity as a holder of the Subject Shares and, if applicable, Company Options) has agreed to, enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I
AGREEMENT TO TENDER

1.1.           Agreement to Tender.  Each Stockholder agrees that, unless the Offer is earlier terminated or withdrawn by Merger Sub, it will validly tender or cause to be tendered in the Offer all of such Stockholder’s Subject Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances (other than Permitted Encumbrances).  Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten (10) Business Days after, the commencement of the Offer, each Stockholder shall (i) deliver pursuant to the terms of the Offer (A) a letter of transmittal with respect to such Stockholder’s Subject Shares complying with the terms of the Offer, (B) a Certificate representing such Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry share of any uncertificated Subject Shares, and (C) all other documents or instruments required to be delivered by stockholders of the Company (the “Company Stockholders”) pursuant to the terms of the Offer, or (ii) instruct such Stockholder’s broker or such other Person that is the holder of record of any Subject Shares beneficially owned by such Stockholder to tender such Subject Shares pursuant to and in accordance with clause (i) of this Section 1.1 and the terms of the Offer.  Each Stockholder agrees that, once such Stockholder’s Subject Shares are tendered, such Stockholder will not withdraw any of such Subject Shares from the Offer, unless and until (A) the Offer shall have been terminated in accordance with the terms of the Merger Agreement, or (B) this Agreement shall have been terminated in accordance with its terms.

1.2.           Return of Subject Shares.  If the Offer is terminated or withdrawn, or the Merger Agreement or this Agreement is terminated prior to the purchase of the Subject Shares in the Offer or if this Agreement is otherwise terminated in accordance with the terms hereof, Parent and Merger Sub shall promptly (and in any event within five (5) Business Days) return, and shall cause any depository or paying agent acting on behalf of Parent and Merger Sub to return, all Subject Shares (and any other Shares) tendered by any Stockholder in the Offer to such Stockholder.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Parent and Merger Sub as to such Stockholder, severally but not jointly, that:

2.1.           Organization; Authorization; Binding Agreement.  If such Stockholder is an entity, such Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or constituted (to the extent such concepts are recognized in such jurisdiction) and the consummation of the transactions contemplated hereby are within such Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Stockholder.  Such Stockholder has full power and authority to execute, deliver and perform this Agreement.  This Agreement has been duly and validly executed and delivered by such Stockholder, and constitutes a legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency, the relief of debtors, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditor’s rights and (b) rules of law governing specific performance, injunctive relieve and other equitable remedies.

2.2.           Non-Contravention.  The execution and delivery of this Agreement by such Stockholder do not, and the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not, (i) violate any Law applicable to such Stockholder or such Stockholder’s Subject Shares or, if applicable, Company Options, (ii) except as may be required by applicable securities Law, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Entity) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances on any of the Subject Shares or, if applicable, Company Options pursuant to, any Contract, agreement, trust, commitment, order, judgment, writ, stipulation, settlement, award, decree or other instrument binding on such Stockholder or any applicable Law, and (iii) if such Stockholder is an entity, violate any provision of such Stockholder’s organizational documents.

2.3.           Ownership of Subject Shares, Company Options; Total Shares.  Such Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such Stockholder’s Subject Shares and, if applicable, Company Options and has good and marketable title to such Subject Shares and, if applicable, Company Options free and clear of any liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares and, if applicable, Company Options (collectively, “Encumbrances”), except as (i) provided hereunder or (ii) pursuant to any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Encumbrances”).  The Subject Shares, Company Options, and Company Restricted Stock Units listed on Schedule A opposite such Stockholder’s name constitute all of the Equity Interests of the Company beneficially owned by such Stockholder as of the date hereof, and such Stockholder neither holds nor has any beneficial ownership in any other Equity Interest in the Company.  Except pursuant to this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares or, if applicable, Company Options.

2.4.           Voting Power.  Other than as provided in this Agreement, such Stockholder has full voting power, with respect to such Stockholder’s Subject Shares and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares and, if applicable, Company Options.  None of such Stockholder’s Subject Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

2.5.           Reliance.  Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of such Stockholder’s own choosing.  Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6.           Absence of Litigation.  With respect to such Stockholder, as of the date hereof, there is no Action pending against, or, to the knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Shares and, if applicable, Company Options) that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder in any material respect.

2.7.           Brokers.  No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of such Stockholder, on behalf of such Stockholder, for which Parent, Merger Sub, the Company, the Surviving Corporation or any of their respective Affiliates would have any liability.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of Parent and Merger Sub represent and warrant to each of the Stockholders, jointly and severally, that:

3.1.           Organization; Authorization.  Parent is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Delaware, and Merger Sub is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Virginia.  The consummation of the transactions contemplated hereby are within each of Parent’s and Merger Sub’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent and Merger Sub.  Each of Parent and Merger Sub has full corporate power and authority to execute, deliver and perform this Agreement.

3.2.           Binding Agreement.  This Agreement has been duly authorized, executed and delivered by each of Parent and Merger Sub and constitutes a legal, valid and binding obligation of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms.

ARTICLE IV
ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees, severally but not jointly, that until the termination of this Agreement:

4.1.           Voting of Subject Shares; Proxy.

(a)            Without in any way limiting Stockholder’s right to vote Stockholder’s Subject Shares in Stockholder’s sole discretion on any other matters that may be submitted to a vote of the Company’s stockholders consent or other approval, at every meeting of the Company Stockholders called, and at every adjournment or postponement thereof, such Stockholder shall, or shall cause the holder of record on any applicable record date to, appear or otherwise cause such Stockholder’s Subject Shares to be counted as present for purposes of establishing a quorum at any such meeting of Company Stockholders and vote such Stockholder’s Subject Shares (to the extent that any of the Subject Shares are not purchased in the Offer) (the “Vote Shares”) (i) in favor of (A) the adoption and approval of the Merger Agreement and the transactions contemplated thereunder, and (B) approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the adoption and approval of the Merger Agreement and the transactions contemplated thereby on the date on which such meeting is held, (ii) against (A) any action or agreement which would in any material respect impede, interfere with or prevent the Offer or the Merger, including, but not limited to, any other extraordinary corporate transaction, including, a merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend or liquidation involving the Company, or any other proposal of any Person (other than Parent, Merger Sub or their respective Affiliates) to acquire the Company or all or substantially all of the assets thereof, (B) any Acquisition Proposal or (C) any action, proposal, transaction or agreement that would reasonably be expected to result in the occurrence of any condition set forth in Annex A to the Merger Agreement or result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement and/or (iii) in favor of any other matter reasonably necessary for consummation of the transactions contemplated by the Merger Agreement, which is considered at any such meeting of the Company Stockholders.

(b)            Such Stockholder hereby irrevocably grants to, and appoints, Parent and any designee thereof, such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to attend any meeting of the Company Stockholders on behalf of such Stockholder with respect to the matters set forth in Section 4.1(a), to include such Subject Shares in any computation for purposes of establishing a quorum at any such meeting of Company Stockholders, and to vote all Vote Shares, or to grant a consent or approval in respect of the Vote Shares, in connection with any meeting of Company Stockholders or any action by written consent in lieu of a meeting of Company Stockholders in a manner consistent with the provisions of Section 4.1(a).  Without limiting the foregoing, Parent shall not exercise the proxy granted herein for any purpose other than the purposes described in and expressly permitted by this Agreement. Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4.1(b) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement.  Such Stockholder hereby further affirms that the irrevocable proxy is irrevocable and coupled with an interest and, except as set forth in this Section 4.1 or in Section 5.2 hereof, is intended to be irrevocable in accordance with the provisions of Section 13.1-663.D. of the Virginia Stock Corporation Act.

4.2.           No Transfer; No Inconsistent Arrangements.  Except as provided hereunder (including pursuant to Section 1.1 or Section 4.1) or under the Merger Agreement, such Stockholder shall not, directly or indirectly, (i) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any or all of such Stockholder’s Equity Interests in the Company, including any Subject Shares and, if applicable, Company Options and Company Restricted Stock Units, (ii) transfer, sell, assign, gift, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any or all of such Stockholder’s Equity Interests in the Company, including any Subject Shares, Company Options, and Company Restricted Stock Units or any right or interest therein (or consent to any of the foregoing), (iii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of any or all of such Stockholder’s Equity Interests in the Company, including any Subject Shares and, if applicable, Company Options and Company Restricted Stock Units or any right or interest therein, (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of such Stockholder’s Equity Interests in the Company, including any Subject Shares and, if applicable, Company Options and Company Restricted Stock Units or any right or interest therein, (v) deposit or permit the deposit of any or all of such Stockholder’s Equity Interests in the Company, including any Subject Shares or any right or interest therein, into a voting trust or enter into a voting agreement or arrangement with respect to any of such Equity Interests, including the Subject Shares, or (vi), directly or indirectly, take or permit any other action that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect.  Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined.  If any involuntary Transfer of any or all of such Stockholder’s Equity Interests in the Company, including any Subject Shares, and, if applicable, Company Options and Company Restricted Stock Units or any right or interest therein, shall occur (including, if applicable, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Equity Interests in the Company, including any Subject Shares and, if applicable, Company Options and Company Restricted Stock Units or any right or interest therein, subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.  Such Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any Equity Interests in the Company for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by the Merger Agreement.  Notwithstanding the foregoing, such Stockholder may make Transfers of Subject Shares and, if applicable, Company Options and any rights or interests therein in each of the foregoing (a) by will or by operation of law or other Transfers to immediate family members, trusts for the benefit of Stockholder, a charity or an immediate family member, or other Transfers for estate planning purposes, or upon the death of Stockholder, in which case any such transferee shall, prior to the consummation of any such Transfer, (x) agree in writing to be bound by this Agreement as a Stockholder in a form reasonably satisfactory to Parent, and (y) irrevocably grant to, and appoint, Parent and any designee thereof, such transferee’s proxy and attorney-in-fact (with full power of substitution), in the same manner as required of the Stockholders pursuant to Section 4.1(b) hereof; (b) with respect to any Company Options which expire on or prior to an applicable expiration date, to the Company for purpose of a net exercise permitted under the documents related to such Company Options (pursuant to which any Common Stock issued by the Company would be Subject Shares); or (c) as Parent may otherwise agree in writing in its sole discretion.  If so requested by Parent, such Stockholder agrees that the Subject Shares and, if applicable, Company Options shall bear a legend stating that the respective Subject Shares, Company Options are subject to this Agreement, provided such legend shall be removed if the Offer is terminated or withdrawn or expires, or the Merger Agreement is terminated prior to the purchase of the Subject Shares in the Offer or if this Agreement is otherwise terminated in accordance with the terms hereof.

4.3.           No Actions.  Such Stockholder agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

4.4.           Documentation and Information.  Stockholder agrees that any public announcement by Stockholder relating to the transaction contemplated by this Agreement and the Merger Agreement will be made solely in Stockholder’s capacity as a director or officer of the Company, and any such public announcement shall be governed by the terms and conditions of the Merger Agreement, subject to Stockholders’ ability to comply with required disclosures relating to this Agreement under the securities Laws.  Such Stockholder consents to and hereby authorizes Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Merger Sub reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares and/or, if applicable, Company Options, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent and Merger Sub may in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity. Such Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Stockholder shall become aware that any such information shall have become false or misleading in any material respect.

4.5.           No Solicitation.  Such Stockholder shall not, nor shall such Stockholder authorize or permit any of such Stockholder’s Representatives to, directly or indirectly: (a) initiate, solicit, propose,  knowingly encourage (including by providing information) or take any action to knowingly facilitate the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal; (b) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any information or data concerning the Company or any Company Subsidiary to any Person relating to, any Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal; (c) knowingly facilitate any effort or attempt by any Person to make an Acquisition Proposal; or (d) resolve, propose or agree to do any of the foregoing, except as permitted by the Merger Agreement and to notify such Person of the existence of this Section 4.5.  Such Stockholder shall immediately cease all discussions and negotiations with any Person that may be ongoing with respect to any Acquisition Proposal, and deliver a written notice to each such Person to the effect that such Stockholder is ending all discussions and negotiations with such Person with respect to any Acquisition Proposal, effective on the date hereof.

4.6.           Adjustments.  In the event (a) of  any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares or (b) that such Stockholder shall become the beneficial owner of any additional shares of Common Stock, then the terms of this Agreement shall apply to the shares of Common Stock held by such Stockholder immediately following the effectiveness of the events described in clause (a) or such Stockholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder.  In the event that any such Stockholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4.1 hereof, then the terms of Section 4.1 hereof shall apply to such other securities as though they were Subject Shares hereunder.

ARTICLE V
MISCELLANEOUS

5.1.           Notices.  Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given when delivered in person, or upon confirmation of receipt when transmitted by facsimile transmission or by electronic mail, or on receipt after dispatch by registered or certified mail, postage prepaid, or on the next business day (as defined in the Merger Agreement) if transmitted by national overnight courier, in each case addressed as follows: (i) if to Parent or Merger Sub, in accordance with the provisions of the Merger Agreement and (ii) if to a Stockholder, to such Stockholder’s address, facsimile number or e-mail address set forth on a signature page hereto, or to such other address, facsimile number or e-mail address as such party may hereafter specify in writing for the purpose by notice to each other party hereto.

5.2.           Termination.  This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) any change to the terms of the Offer or the Merger without the prior written consent of Stockholder that (A) reduces the Offer Price or the Merger Consideration (subject to adjustment in compliance with Section 2.1(c) of the Merger Agreement) or (B) changes the form of consideration payable in the Offer or the Merger, (iv) the date the Offer shall have terminated or the End Date shall have occurred, in each case without acceptance for payment of the Subject Shares pursuant to the Offer, and (v) the mutual written consent of all of the parties hereto.  Upon termination of this Agreement, (x) all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; (y) the power of attorney and proxy set forth in Section 4.1 shall be revoked, terminated and of no further force and effect; and (z) Stockholder shall be permitted to withdraw Stockholder’s Subject Shares tendered pursuant to the Offer; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (y) the provisions of this Article V shall survive any termination of this Agreement.

5.3.           Amendments and Waivers.  Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4.           Expenses.  All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Offer or the Merger is consummated.

5.5.           Binding Effect; Benefit; Assignment.  The parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of Law or otherwise) without the prior written consent of the other parties, except to the extent that such rights, interests or obligations are assigned pursuant to a Transfer expressly permitted under Section 4.2.  No assignment by any party shall relieve such party of any of its obligations hereunder.  Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

5.6.           Governing Law; Venue.

(a)            THIS AGREEMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE CONSTRUED, PERFORMED, ENFORCED, INTERPRETED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF VIRGINIA WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)            Any Action against, arising out of or relating to this Agreement or the rights and obligations arising hereunder or the transactions contemplated hereby or for the recognition and enforcement of any judgment in respect of this Agreement shall be brought solely and exclusively in the Federal courts of the United States of America located in the Eastern District of Virginia; provided, that if (and only after) such Federal courts of the United States of America located in the Eastern District of Virginia determine that they lack subject matter jurisdiction over any such legal Action, such legal Action shall be brought solely and exclusively in the Loudoun County Circuit Court in the State of Virginia. Each of the parties hereto agrees that a final judgment (subject to any appeals therefrom) in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of such courts in respect of any legal Action arising out of or relating to this Agreement or the transactions contemplated hereby or thereby, and hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any Action arising out of or relating to this Agreement or the transactions contemplated hereby in any such court in accordance with the provisions of this Section 5.6.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Action in any such court.  Each of the parties hereto hereby irrevocably and unconditionally consents to service of process in the manner provided for notices in Section 5.1 (Notices).  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

(c)            EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY CONTROVERSY INVOLVING ANY REPRESENTATIVE OF PARENT UNDER THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.6(C).

5.7.           Counterparts; Delivery by Facsimile or Email.  This Agreement may be executed by facsimile and in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  This Agreement, and any amendments hereto, waivers hereof or consents or notifications hereunder, to the extent signed and delivered by means of a facsimile machine or by email with facsimile or scan attachment, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.  At the request of any party, each other party shall re-execute original forms thereof and deliver them to all other parties.  No party shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or Contract was transmitted or communicated through the use of facsimile machine or by email with facsimile or scan attachment as a defense to the formation of a contract, and each such party forever waives any such defense.

5.8.           Entire Agreement.  This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

5.9.           Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.

5.10.         Specific Performance.  The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and, accordingly, that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.  In any Action for specific performance, the parties will waive the defense of adequacy of a remedy at law, and the parties waive any requirement for the securing or posting of any bond in connection with the remedies referred to in this Section 5.10.

5.11.         Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.12.         Mutual Drafting.  Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties; accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

5.13.         Further Assurances.  Parent, Merger Sub and each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform their respective obligations under this Agreement.

5.14.         Interpretation.  Unless the context otherwise requires, as used in this Agreement: (i) “or” is not exclusive; (ii) “including” and its variants mean “including, without limitation” and its variants; (iii) words defined in the singular have the parallel meaning in the plural and vice versa; (iv) words of one gender shall be construed to apply to each gender; (v) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement and (vi) the terms “Article,” “Section” and “Schedule” refer to the specified Article, Section or Schedule of or to this Agreement.

5.15.         Capacity as Stockholder.  Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a holder of Equity Interests if the Company, and not in such Stockholder’s capacity as an officer, director or employee of the Company, or in stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust, or any other capacity and this Agreement shall not limit or otherwise affect the actions of such Stockholder or any affiliate, employee or designee of such Stockholder or any of its affiliates in its capacity, if applicable, as an officer or director of the Company, including in the exercise of such person’s fiduciary duties as a director or officer of the Company. Notwithstanding any provision in this Agreement to the contrary, Stockholder makes no agreement or understanding in this Agreement in Stockholder’s capacity (if applicable) as a director or officer of the Company or any of its Subsidiaries and nothing in this Agreement shall (or shall require Stockholder to attempt to) limit or restrict any actions or omissions of a director and/or officer of the Company, including the exercise of his or her fiduciary duties a director and/or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of the Company or any trustee of fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

5.16.         No Agreement Until Executed.  Irrespective of negotiations among the parties or exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding among the parties unless and until (i) the Merger Agreement is executed by all parties thereto, and (ii) this Agreement is executed by all parties hereto.

5.17.         No Ownership Interest.  Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to each applicable Stockholder, and neither Parent nor Merger Sub shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Shares, except as otherwise provided herein.

5.18.         Stockholder Obligations Several and Not Joint.  The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

5.19          No Recourse. Parent and Merger Sub agree that Stockholder (in Stockholder’s capacity as a stockholder of the Company) will not be liable for claims, losses, damages, expenses or other liabilities or obligations resulting from or related to the Merger Agreement or the Offer, including the Company’s breach of the Merger Agreement.

[Signature Page Follows]

The parties are executing this Agreement on the date set forth in the introductory clause.

DANAHER CORPORATION

By:	/s/ Frank T. McFaden
Name: Frank T. McFaden
Title: Vice President & Treasurer

SATELLITE ACQUISITION CORP.

By:	/s/ Robert S. Lutz
Name: Robert S. Lutz
Title: Vice President, Treasurer & Secretary

[Signature Page to Tender and Support Agreement]

STOCKHOLDERS:

/s/ Raul S. McQuivey
Raul S. McQuivey, Ph.D Address: 11211 Lapham Drive, Oakton, VA 22121 Fax: Email: rmcquivey@sutron.com

/s/ Ashish H. Raval
Ashish H. Raval Address: 13124 Westbrook Dr., Fairfax, VA 22030 Fax: 703-406-2801 Email: araval@sutron.com

/s/ Daniel W. Farrell
Daniel W. Farrell Address: 2799 Equus Ct., Herndon, VA 20171 Fax: Email: dan@sutron.com

/s/ Leland R. Phipps
Leland R. Phipps Address: 18476 Yellow Schoolhouse Rd., Round Hill, VA 20141 Fax: Email: lrphipps@plexar.net

/s/ John F. DePodesta
John F. DePodesta Esq. Address: 222 N. Royal St., Alexandria, VA 22314 Fax: Email: jdepodesta@gmail.com

[Signature Page to Tender and Support Agreement]

/s/ Larry C. Linton
Larry C. Linton Address: 519 E. Hickory Ridge Circle, Argyle, TX 76226 Fax: Email: larrylinton2010@gmail.com

/s/ Jill E. Farrell
Jill E. Farrell Address: 2799 Equus Ct., Herndon, VA 20171 Fax: Email: jillf73@gmail.com
/s/ Vaishali Raval
Vaishali Raval Address: 13124 Westbrook Dr., Fairfax, VA 22030 Fax: Email: Vaishali.Raval@gmail.com
THE RAUL S. MCQUIVEY TRUST AND THE KAREN T. MCQUIVEY TRUST
By:	/s/ Raul S. McQuivey
Name: Raul S. McQuivey Title: Trustee Address: 11211 Lapham Dr., Oakton, VA 22121 Fax: Email: rmcquivey@sutron.com

[Signature Page to Tender and Support Agreement]

Schedule A

Name of Stockholder	Shares of Common Stock	Company Stock Options	Company Restricted Stock	Company Restricted Stock Units
Executive Officers:
Raul S. McQuivey, Ph.D.	190,600
Ashish H. Raval	28,750	175,000		12,500
Daniel W. Farrell	226,3081

Non-Employee Directors:
Leland R. Phipps	6,000	21,000		3,000
John F. DePodesta Esq.	6,000	3,863		3,000
Larry C. Linton	6,000	3,863		3,000

Other Stockholders:
The Raul S. McQuivey Trust and the Karen T. McQuivey Trust	647,586
Jill E. Farrell	See note 1.
Vaishali Raval	5,000

1 Mr. Farrell’s holdings consist of 94,958 shares that are held by Mr. Farrell and Jill E. Farrell, Mr. Farrell’s wife, as Joint Tenants with a Right of Survivorship. 131,360 shares are owned directly by Mr. Farrell.

[Schedule A to Tender and Support Agreement]